                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 28, 2006

                          MONTGOMERY REALTY GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                        000-30724              88-0377199
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

          400 Oyster Point Blvd., Suite 415
          South San Francisco, California                 94080
     (Address of principal executive offices)           (Zip Code)

                                 (650) 266-8080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

      ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Keith A. Cannon tendered his resignation as a member of Montgomery
Realty Group, Inc.'s board of directors effect as of Wednesday, June 28, 2006.
Mr. Cannon served as the chair of Montgomery's audit committee at the time of his resignation. A copy of Mr. Cannon's written communication to Montgomery is attached as Exhibit 17.01.

         A copy of this current report on Form 8-K has been provided to Mr.
Cannon for his review in order to give him the opportunity to furnish Montgomery with a letter stating whether he agrees with the statements made by Montgomery in this Item 5.02 and, if not, stating the respects in which he does not agree.
Montgomery will amend this current report on Form 8-K to attach any such letter from Mr. Cannon within two business days after receipt by Montgomery.

         Additionally, on June 29, 2006, Montgomery's President and Chairman of
the Board awarded Mr. Cannon an honorarium in the amount of $10,000 for his service to the board of directors since 1999.

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

    Exhibit
    Number                      Title of Document                    Location
---------------  --------------------------------------------------- -----------

   Item 17.      Correspondence on Departure of Director
---------------  --------------------------------------------------- -----------
    17.01        Letter from Keith A. Cannon dated June 19, 2006     This filing

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MONTGOMERY REALTY GROUP, INC.

Date:  June 29, 2006                           By: /s/ Dinesh Maniar
                                                  Dinesh Maniar
                                                  President

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